UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-23188

Partners Group Private Income Opportunities, LLC

(Exact name of registrant as specified in charter)

c/o Partners Group (USA) Inc.

1114 Avenue of the Americas, 37th Floor

New York, NY 10036

(Address of principal executive offices) (Zip code)

Robert M. Collins

1114 Avenue of the Americas, 37th Floor

New York, NY 10036

(Name and address of agent for service)

Registrant's telephone number, including area code: (212) 908-2600

Date of fiscal year end: March 31

Date of reporting period: March 31, 2018

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The Report to Shareholders is attached herewith.

PARTNERS GROUP PRIVATE INCOME OPPORTUNITIES, LLC
(a Delaware Limited Liability Company)

Annual Report

For the Year Ended March 31, 2018

Partners Group Private Income Opportunities, LLC

(a Delaware Limited Liability Company)

Table of Contents
For the Year Ended March 31, 2018

Report of Independent Registered Public Accounting Firm	1
Schedule of Investments	2-4
Statement of Assets and Liabilities	5
Statement of Operations	6
Statement of Changes in Net Assets	7
Statement of Cash Flows	8
Financial Highlights	9-10
Notes to Financial Statements	11-20
Fund Expenses	21
Fund Management	22-23
Other Information	24-27

Partners Group Private Income Opportunities, LLC

(a Delaware Limited Liability Company)

Report of Independent Registered Public Accounting Firm
For the Year Ended March 31, 2018

To the Board of Managers and Members of
Partners Group Private Income Opportunities, LLC

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Partners Group Private Income Opportunities, LLC (the “Fund”) as of March 31, 2018, and the related statements of operations, changes in net assets, and cash flows, including the related notes, for the year ended March 31, 2018 and the financial highlights for each of the periods indicated (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of March 31, 2018, and the results of its operations, changes in its net assets and its cash flows for the year ended March 31, 2018 and its financial highlights for each of the periods indicated in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of March 31, 2018 by correspondence with the custodian, portfolio company investees or agent banks and the application of alternative auditing procedures where replies had not been received. We believe that our audit provides a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP
Dallas, TX
May 30, 2018

We have served as the auditor of one or more investment companies in the Partners Group investment company group since 2010.

Partners Group Private Income Opportunities, LLC

(a Delaware Limited Liability Company)

Schedule of Investments –
March 31, 2018

INVESTMENT PORTFOLIO AS A PERCENTAGE OF TOTAL NET ASSETS

Private Credit Investments (83.86%) Equity (0.63%)	Investment Type	Acquisition Date	Shares	Fair Value*
North America (0.63%)
CB Titan MidCo Holdings, Inc. [a,b]	Common equity	05/01/17	56,634	$59,254
Safari Co-Investment L.P. [a,b,c]	Limited partnership interest	03/14/18	—	256,811
Total North America (0.63%)				316,065
Total Equity (0.63%)				$316,065

Debt (83.23%)	Interest	Acquisition Date	Maturity Date	Investment Type	Principal	Fair Value*
Asia - Pacific (1.26%)
C0001 Pty Ltd. [a]	PIK 12.75% ^^	08/31/17	08/31/23	Mezzanine	$628,650	635,457
Total Asia - Pacific (1.26%)						635,457

North America (58.34%)
Bullhorn, Inc. [a]	Cash 6.75% + L (1.00% Floor)^^	11/21/17	11/21/22	Senior	348,709	356,251
CB Titan MidCo Holdings, Inc. [a]	Cash 8.50% + L (1.00% Floor)^^	05/01/17	11/01/24	Second Lien	511,875	525,000
Certara Holdco, Inc. [a]	Cash 3.50% + L ^^	02/02/18	08/07/24	Senior	718,195	722,684
Checkers Holdings, Inc. [a]	Cash 4.25% + L (1.00% Floor)^^	05/09/17	04/25/24	Senior	157,200	159,098
Checkers Holdings, Inc. [a]	Cash 8.00% + L (1.00% Floor)^^^^	04/25/17	04/25/25	Second Lien	446,200	460,000
Commerce Merger Sub, Inc. [a]	Cash 3.00% + L (1.00% Floor)^^	07/25/17	06/22/24	Senior	999,844	1,009,931
Diamond Parent Midco, Inc. [a,d]	Cash 6.50% + L (1.00% Floor)^^	01/19/18	04/14/22	Senior	18,981	—
Diamond Parent Midco, Inc. [a]	Cash 6.50% + L (1.00% Floor)^^	05/12/17	04/14/22	Senior	446,944	453,675
Edgewood Partners Holdings, LLC [a,d]	Cash 4.75% + L (1.00% Floor)^	09/29/17	09/08/24	Senior	100,000	—
Edgewood Partners Holdings, LLC [a]	Cash 4.75% + L (1.00% Floor)^	09/29/17	09/08/24	Senior	186,563	186,564
Edgewood Partners Holdings, LLC [a]	Cash 4.75% + L (1.00% Floor)^	09/29/17	09/08/24	Senior	644,625	646,754
Explorer Holdings, Inc. [a]	Cash 8.25% + L (1.00% Floor)^^	07/31/17	05/02/24	Second Lien	1,559,985	1,600,500
First Data Corporation [a]	Cash 2.25% + L ^	03/05/18	07/08/22	Senior	2,005,000	2,005,200
Galls LLC [a]	Cash 6.25% + L (1.00% Floor)^^^^	02/07/18	01/31/25	Senior	423,147	430,381
Gopher Sub, Inc. [a,d]	Cash 3.00% + L (0.75% Floor)^^^^	03/01/18	02/03/25	Senior	173,758	—
Gopher Sub, Inc. [a]	Cash 3.00% + L (0.75% Floor)^^	03/01/18	02/03/25	Senior	1,621,742	1,625,806
Gopher Sub, Inc. [a]	Cash 6.75% + L (0.75% Floor)^^	03/01/18	02/02/26	Second Lien	2,089,500	2,131,500
Heartland Dental, LLC [a]	Cash 4.75% + L (1.00% Floor)^^	08/22/17	07/31/23	Senior	1,703,438	1,724,809
Institutional Shareholder Services, Inc. [a]	Cash 7.75% + L (1.00% Floor)^^	10/27/17	10/16/25	Second Lien	1,184,050	1,201,900
KCIBT Intermediate II, Inc. [a]	Cash 4.00% + L (1.00% Floor)^^	06/19/17	06/01/24	Senior	443,520	447,419
Kingpin Intermediate Holdings, LLC [a]	Cash 4.25% + L (1.00% Floor)^	07/25/17	07/03/24	Senior	948,000	964,710
LTI Holdings, Inc. [a]	Cash 3.50% + L (1.00% Floor)^	03/13/18	05/16/24	Senior	1,496,250	1,505,625
Ministry Brands, LLC [a]	Cash 5.00% + L (1.00% Floor)^	04/11/17	12/02/22	Senior	1,288,823	1,300,522
NSPC INTERMEDIATE II, LLC [a]	Cash 4.50% + L (1.00% Floor)^^	06/30/17	06/02/24	Senior	548,063	542,575
Pearl Intermediate Parent, LLC [a]	Cash 2.75% + L ^	03/16/18	02/14/25	Senior	1,079,114	1,072,017

The accompanying notes are an integral part of these Financial Statements.

Partners Group Private Income Opportunities, LLC

(a Delaware Limited Liability Company)

Schedule of Investments –
March 31, 2018 (continued)

Private Credit Investments (continued) Debt (continued)	Interest	Acquisition Date	Maturity Date	Investment Type	Principal	Fair Value*
North America (continued)
Pearl Intermediate Parent, LLC [a,d]	Cash 6.00% + L (1.00% Floor)^^	03/21/18	02/13/26	Second Lien	$1,791,000	$—
Pearl Intermediate Parent, LLC [a]	Cash 6.25% + L ^	03/21/18	02/13/26	Second Lien	597,000	601,500
Peraton Corp. [a]	Cash 5.25% + L (1.00% Floor)^	06/09/17	04/29/24	Senior	592,500	602,944
Prometric Holdings, Inc. [a]	Cash 7.50% + L (1.00% Floor)^^	01/29/18	01/29/26	Second Lien	994,250	1,025,000
Radiology Partners, Inc. [a]	Cash 5.75% + L (1.00% Floor)^^	12/13/17	12/04/23	Senior	992,829	1,007,088
Safe Fleet Holdings, LLC [a]	Cash 3.00% + L (1.00% Floor)^^	03/05/18	02/03/25	Senior	1,396,500	1,404,375
SSH Group Holdings, Inc. [a]	Cash 5.00% + L (1.00% Floor)^^	10/27/17	10/02/24	Senior	440,755	445,218
SSH Group Holdings, Inc. [a]	Cash 9.00% + L (1.00% Floor)^^	10/27/17	10/02/25	Second Lien	1,234,800	1,260,000
Surgery Center Holdings, Inc. [a]	Cash 3.25% + L (1.00% Floor)^	10/03/17	08/31/24	Senior	1,320,025	1,324,673
TA Buckeye Intermediate Corporation [a]	Cash 5.00% + L (1.00% Floor)^^	08/03/17	06/27/24	Senior	664,592	678,908
Total North America (58.34%)						29,422,627

Western Europe (23.63%)
Cidron Atrium SE [a]	Cash 7.00% + E## (0.50% Floor)	02/28/18	02/28/26	Second Lien	1,115,735	1,153,214
Hurtigruten AS [a]	Cash 4.00% + E##	03/23/18	02/07/25	Senior	1,476,114	1,479,089
Kiwi VFS Sub II S.A.R.L. [a]	Cash 8.50% + L (1.00% Floor)^^^	07/27/17	07/28/25	Second Lien	463,175	477,500
Pharmathen Global B.V. [a]	Cash 4.25% + E##	08/02/17	08/02/23	Senior	458,749	470,511
R&R Ice Cream plc [a]	Cash 2.625% + E#	03/07/18	01/31/25	Senior	1,230,095	1,235,040
RivieraTopco SARL [a]	PIK 8.50%; E (1.00% Floor)##	12/08/17	05/08/24	Mezzanine	1,253,713	1,316,818
Sisaho International SAS [a]	Cash 4.00% + E#	07/06/17	05/06/22	Senior	784,186	786,146
Tahoe Subco 1 Ltd. [a]	Cash 3.50% + L (1.00% Floor)^^	03/20/18	06/13/24	Senior	1,997,481	1,995,367
Virgin Media Bristol, LLC [a]	Cash 2.50% + L ^	03/22/18	01/15/26	Senior	2,007,500	2,012,500
Ziggo Secured Finance B.V. [a]	Cash 2.50% + L ^	02/21/18	04/15/25	Senior	995,000	994,115
Total Western Europe (23.63%)						11,920,300
Total Debt (83.23%)						$41,978,384

Total Private Credit Investments (Cost $41,865,040) (83.86%)						$42,294,449

Total Investments (Cost $41,865,040) (83.86%)						42,294,449

Other Assets in Excess of Liabilities (16.14%)						8,138,928

Net Assets (100.00%)						$50,433,377

*	The Fair Value of any Investment may not necessarily reflect the current or expected future performance of such Investment or the Fair Value of the Fund’s interest in such Investment. Furthermore, the Fair Value of any Investment has not been calculated, reviewed, verified or in any way approved by such Investment or its general partner, manager or sponsor (including any of its affiliates). Please see Note 2.b for further detail regarding the valuation policy of the Fund.

^	The interest rate on these loans is subject to the greater of a LIBOR floor or 1 month LIBOR plus a base rate. The 1 month LIBOR as of March 31, 2018 was 1.88%.

^^	The interest rate on these loans is subject to the greater of a LIBOR floor or 3 month LIBOR plus a base rate. The 3 month LIBOR as of March 31, 2018 was 2.31%.

^^^	The interest rate on these loans is subject to the greater of a LIBOR floor or 6 month LIBOR plus a base rate. The 6 month LIBOR as of March 31, 2018 was 2.45%.

^^^^	The interest rate on these loans is subject to the greater of a LIBOR floor or 12 month LIBOR plus a base rate. The 12 month LIBOR as of March 31, 2018 was 2.66%.

#	As of March 31, 2018, 1 month Euribor was -0.37%.

##	As of March 31, 2018, 6 month Euribor was -0.27%.

[a]	Private credit investments are generally issued in private placement transactions and as such are generally restricted as to resale. Each investment may have been purchased on various dates and for different amounts. The date of the first purchase is reflected under Acquisition Date as shown in the Schedule of Investments. Total fair value of restricted investments as of March 31, 2018 was $42,294,449, or 83.86% of net assets. As of March 31, 2018, the aggregate cost of each investment

The accompanying notes are an integral part of these Financial Statements.

Partners Group Private Income Opportunities, LLC

(a Delaware Limited Liability Company)

Schedule of Investments –
March 31, 2018 (continued)

restricted to resale was $56,634, $256,811, $655,406, $349,185, $513,046, $718,195, $157,384, $540,855, $1,000,313, $0, $447,867, $0, $186,581, $644,859, $1,562,506, $2,006,004, $423,261, $0, $1,621,784, $2,089,580, $1,705,097, $1,184,274, $443,866, $948,430, $1,496,277, $1,290,398, $548,413, $1,079,129, $0, $597,008, $592,852, $994,788, $993,277, $1,396,532, $440,988, $1,235,696, $1,320,250, $665,168, $1,106,694, $1,483,017, $463,985, $441,286, $1,240,304, $1,236,268, $726,876, $2,000,090, $2,007,477 and $996,329, respectively, totaling $41,865,040.

[b]	Non-income producing.

[c]	Investment does not issue shares.

[d]	Investment has been committed to but has not been funded by the Fund.

Legend:

E - Euribor

L - Libor

PIK - Payment-in-kind

A summary of outstanding financial instruments at March 31, 2018 is as follows:

Forward Foreign Currency Contracts

Settlement Date	Counterparty	Currency Purchased	Currency Sold	Value	Unrealized Appreciation (Depreciation)
June 28, 2018	Bank of America	$5,470,630	€4,400,000	$5,445,734	$24,896

The accompanying notes are an integral part of these Financial Statements.

Partners Group Private Income Opportunities, LLC

(a Delaware Limited Liability Company)

Statement of Assets and Liabilities –
March 31, 2018

Assets
Private Credit Investments, at fair value (cost $41,865,040)	$42,294,449
Cash and cash equivalents	7,723,350
Cash denominated in foreign currencies (cost $132,244)	135,662
Receivable from Adviser	803,128
Interest receivable	161,614
Due from affiliate	189,412
Deferred offering costs	27,707
Unrealized appreciation on forward foreign currency contracts	24,896
Prepaid assets	20,452
Total Assets	$51,380,670

Liabilities
Distribution, servicing and transfer agency fees payable	$20,110
Due to affiliate	189,412
Incentive fee payable	111,023
Management fee payable	308,976
Professional fees payable	141,390
Accounting and administration fees payable	152,855
Board of Managers' fees payable	5,721
Custodian fees payable	17,806
Total Liabilities	$947,293

Commitments and contingencies (See note 11)

Net Assets	$50,433,377

Net Assets consists of:
Paid-in capital	$49,684,578
Accumulated undistributed net investment income	212,263
Accumulated net realized gain on investments, forward foreign currency contracts and foreign currency transactions	78,813
Accumulated net unrealized appreciation on investments, forward foreign currency contracts and foreign currency translation	457,723
Net Assets	$50,433,377

Class A Shares
Net assets	$10
Shares outstanding	2
Net asset value per share	$5.18
Class I Shares
Net assets	$50,433,367
Shares outstanding	9,712,915
Net asset value per share	$5.19

The accompanying notes are an integral part of these Financial Statements.

Partners Group Private Income Opportunities, LLC

(a Delaware Limited Liability Company)

Statement of Operations –
For the Year Ended March 31, 2018

Investment Income
Interest	$1,156,821
Other fee income	41,698
Total Investment Income	1,198,519

Operating Expenses
Management fees	308,976
Professional fees	184,267
Accounting and administration fees	243,193
Board of Managers' fees	89,333
Custodian fees	42,577
Incentive fee	111,023
Transfer agency fees
Class I Shares	41,242
Offering costs	147,675
Other expenses	204,227
Total Expenses	1,372,513
Expense reimbursement from Adviser	(803,128)
Net Expenses	569,385

Net Investment Income	629,134

Net Realized Gain (Loss) and Change in Unrealized Appreciation (Depreciation) on Investments, Forward Foreign Currency Contracts and Foreign Currency
Net realized gain from Private Credit Investments	132,028
Net realized gain on foreign currency transactions	13,483
Net realized (loss) on forward foreign currency contracts	(54,121)
Net change in accumulated unrealized appreciation (depreciation) on:
Private Credit Investments	429,409
Foreign currency translation	3,418
Forward foreign currency contracts	24,896

Net Realized Gain (Loss) and Change in Unrealized Appreciation (Depreciation) on Investments, Forward Foreign Currency Contracts and Foreign Currency	549,113

Net Increase (Decrease) in Net Assets From Operations	$1,178,247

The accompanying notes are an integral part of these Financial Statements.

Partners Group Private Income Opportunities, LLC

(a Delaware Limited Liability Company)

Statement of Changes in Net Assets -
For the Year Ended March 31, 2018

Increase (decrease) in Net Assets resulting from operations:
Net investment income (loss)	$629,134
Net realized gain (loss) on investments, foreign currency transactions, and forward foreign currency contracts	91,390
Net change in unrealized appreciation (depreciation) on investments, foreign currency translation and forward foreign currency contracts	457,723
Net increase in Net Assets resulting from operations:	$1,178,247

Distributions to Shareholders from:
Net investment income
Class A Shares^	$—
Class I Shares	(428,917)
Net realized gains
Class A Shares^	—
Class I Shares	(531)
Total distributions to Shareholders	$(429,448)

Capital transactions (see note 5):
Issuance of common Shares
Class A Shares^	$10
Class I Shares	49,044,490
Reinvestment of common Shares
Class A Shares^	—
Class I Shares	290,078
Total increase in Net Assets resulting from capital transactions	$49,334,578

Total increase in Net Assets	$50,083,377

Net Assets at beginning of year	$350,000
Net Assets at end of year	$50,433,377
Accumulated undistributed net investment income	$212,263

^	Class A commenced operations on June 1, 2017.

The accompanying notes are an integral part of these Financial Statements.

Partners Group Private Income Opportunities, LLC

(a Delaware Limited Liability Company)

Statement of Cash Flows –
For the Year Ended March 31, 2018

CASH FLOWS FROM OPERATING ACTIVITIES
Net Increase in Net Assets from Operations	$1,178,247
Adjustments to reconcile Net Increase (decrease) in Net Assets from Operations to net cash provided by (used in) operating activities:
Net change in accumulated unrealized (appreciation) depreciation on investments	(429,409)
Net change in unrealized (appreciation) depreciation on forward foreign currency contracts	(24,896)
Net realized gain from investments, forward foreign currency contracts and foreign currency transactions	(91,390)
Purchases of investments	(44,940,447)
Proceeds from sales of investments	3,229,111
Net realized gain on forward foreign currency contracts	(54,121)
Amortization of premium and accretion of discount, net	(21,676)
Amortization of deferred offering costs	147,675
Increase in receivable from Adviser	(803,128)
Increase in interest receivable	(161,614)
Increase in due from affiliate	(12,096)
Increase in prepaid assets	(20,452)
Increase in management fee payable	308,976
Increase in administrative services expense payable	20,110
Increase in professional fees payable	141,390
Increase in accounting and administrative fees payable	152,855
Increase in Board of Managers’ fees payable	5,721
Increase in custodian fees payable	17,806
Increase in incentive fees payable	111,023
Increase in due to affiliate	12,096
Net Cash (Used in) Operating Activities	(41,234,219)

CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from issuance of Shares	49,044,500
Distributions paid	(139,370)
Offering costs paid	(175,382)
Net Cash Provided by Financing Activities	48,729,748

Net change in cash and cash equivalents	7,495,529

Effect of exchange rate changes on cash	13,483

Cash and cash equivalents at beginning of year	350,000
Cash and cash equivalents at End of Year	$7,859,012

Supplemental and non-cash financing activities
Reinvestment of common Shares	$290,078

The accompanying notes are an integral part of these Financial Statements.

Partners Group Private Income Opportunities, LLC

(a Delaware Limited Liability Company)

Financial Highlights

Class A Shares
For the period from June 1, 2017 through March 31, 2018^
Per Share Operating Performance:(1)
Net asset value, beginning of period	$5.00
Income from investment operations:
Net investment income(2)	0.06
Net realized and unrealized gains (losses) on investments	0.12
Net Increase in Net Assets from Operations	0.18
Distributions from:
Net investment income	—
Net realized gains	—
Total distributions	—
Net asset value, end of period	$5.18
Total Return(3) (4)	3.50%

Ratios and supplemental data:
Net assets, end of period in thousands (000's)	$— *
Net investment income (loss) to average net assets before Incentive Fee(5)	1.77%
Ratio of gross expenses to average net assets, excluding Incentive Fee(5) (6)	4.49%
Ratio of Incentive Fee to average net assets(4)	0.29%
Ratio of gross expenses and Incentive Fee to average net assets(5) (6) (7)	4.78%
Ratio of expense waivers to average net assets(5)	(2.48)%
Ratio of net expenses to average net assets, excluding Incentive Fee(5) (7)	2.01%
Ratio of net expenses and Incentive Fee to average net assets(5) (7)	2.30%

Portfolio Turnover(4)	19.18%

^	Class A commenced operations on June 1, 2017.

(1)	Selected data for a Net Asset Value per Share outstanding throughout the period.

(2)	Calculated using average shares outstanding.

(3)	Total investment return reflects the changes in Net Asset Value based on the effects of the performance of the Fund during the period and adjusted for cash flows related to capital contributions or withdrawals during the period.

(4)	Not annualized.

(5)	Annualized.

(6)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursement by/to the Adviser.

(7)	The Incentive Fee and/or organizational expenses are not annualized.

*	Amount rounds to less than $1,000.

The accompanying notes are an integral part of these Financial Statements.

Partners Group Private Income Opportunities, LLC

(a Delaware Limited Liability Company)

Financial Highlights

Class I Shares
For the Year Ended March 31, 2018
Per Share Operating Performance(1)
Net asset value, beginning of year	$5.00
Income from investment operations:
Net investment income (loss)(2)	0.14
Net realized and unrealized gain (loss) on investments	0.13
Net Increase in Net Assets from Operations	0.27
Distributions from:
Net investment income	(0.08)
Net realized gains	— *
Total distributions	(0.08)
Net asset value, end of year	$5.19
Total Return(3)	5.48%

Ratio/Supplemental Data:
Net assets, end of year in thousands (000's)	$50,433
Net investment income (loss) to average net assets before Incentive Fee	3.23%
Ratio of gross expenses to average net assets, excluding Incentive Fee(4)	5.51%
Ratio of Incentive Fee to average net assets	0.48%
Ratio of gross expenses and Incentive Fee to average net assets(4)	5.99%
Ratio of expense waivers to average net assets	(3.51)%
Ratio of net expenses to average net assets, excluding Incentive Fee	2.00%
Ratio of net expenses and Incentive Fee to average net assets	2.48%

Portfolio Turnover	19.18%

(1)	Selected data for a Net Asset Value per Share outstanding throughout the year.

(2)	Calculated using average shares outstanding.

(3)	Total investment return reflects the changes in Net Asset Value based on the effects of the performance of the Fund during the period and adjusted for cash flows related to capital contributions or withdrawals during the period.

(4)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursement by/to the Adviser.

*	Amount rounds to less than $0.005.

The accompanying notes are an integral part of these Financial Statements.

Partners Group Private Income Opportunities, LLC

(a Delaware Limited Liability Company)

Notes to Financial Statements – March 31, 2018

1. Organization

Partners Group Private Income Opportunities, LLC (the “Fund”) is a Delaware limited liability company organized on August 16, 2016 and which commenced operations on April 1, 2017. The Fund is registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”), as a non-diversified, closed-end management investment company and is managed by Partners Group (USA) Inc. (the “Adviser”), an investment adviser registered under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). A board of managers (the “Board”) has overall responsibility for the management and supervision of the business operations of the Fund. As permitted by applicable law, the Board may delegate any of its rights, powers and authority to, among others, the officers of the Fund, any committee of the Board, or the Adviser. The Fund’s investment objective is to generate attractive risk-adjusted returns and current income by investing in a diversified portfolio of predominantly credit related opportunities. Limited liability company interests in the Fund (“Shares”) are offered only to investors that represent that they are an “accredited investor” within the meaning of Rule 501 under the Securities Act of 1933, as amended. Holders of Shares becomes shareholders of the Fund (“Shareholders”).

The Fund offers two separate classes of Shares designated as Class A Shares (the “Class A Shares”) and Class I Shares (the “Class I Shares”). While the Fund currently intends to offer two classes of Shares, in the future it may offer one or more additional classes of Shares. The Class A Shares and the Class I Shares have, and each additional class of Shares issued by the Fund, if any, will have different characteristics, particularly in terms of the sales charges that Shareholders in that class may bear, and the distribution and service fees that such class may be charged. The Adviser has received an exemptive order from the SEC with respect to the Fund’s multi-class structure.

Each class of Shares represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of Shares based on the relative net assets of each class of Shares to the total net assets of the Fund. Each class of Shares differs in its distribution and service plan, if any, and certain other class-specific expenses.

Class I inception was on March 8, 2017, with an initial investment of $350,000 in exchange for 70,000 shares and commenced operations on April 1, 2017. Class A commenced operations on June 1, 2017, with an initial investment of $10 in exchange for 2 shares. As of March 31, 2018, there has been no additional activity on Class A.

2. Significant Accounting Policies

The Fund is an investment company. Accordingly, these financial statements have applied the guidance set forth in Accounting Standards Codification (“ASC”) 946, Financial Services—Investment Companies. The following is a summary of significant accounting and reporting policies used in preparing the financial statements.

a. Basis of Accounting

The Fund’s accounting and reporting policies conform with U.S. generally accepted accounting principles (“U.S. GAAP”).

b. Valuation of Investments

Investments held by the Fund include diversified portfolio of predominantly credit-related opportunities, including but not limited to, first and second lien senior secured loans, secured unitranche debt, unsecured debt (e.g., mezzanine debt), structurally subordinated instruments and equity instruments, as well as public debt, corporate bonds and other debt securities (”Private Credit Investments”).

The Adviser estimates the fair value of the Fund’s Private Credit Investments in conformity with U.S GAAP and the Fund’s valuation procedures (the “Valuation Procedures”). The Valuation Procedures, which have been approved by the Board, require evaluation of all relevant factors reasonably available to the Adviser at the time the Fund values its investments. The input or methodologies used for valuing the Fund’s Private Credit Investments are not necessarily an indication of the risk associated with investing in those investments.

Private Credit Investments for which market quotations are readily available are typically valued based on such market quotations. In validating market quotations, the Adviser considers different factors such as the source and the nature of the quotation in order to determine whether the quotation represents fair value. The Adviser makes use of reputable financial information providers in order to obtain the relevant quotations.

Partners Group Private Income Opportunities, LLC

(a Delaware Limited Liability Company)

Notes to Financial Statements – March 31, 2018 (continued)

2. Significant Accounting Policies (continued)

For debt and equity securities, which are not valued by reference to an exchange or market quotations, the fair value is determined in good faith by the Adviser. In determining the fair values of these investments, the Adviser will typically apply widely recognized market and income valuation methodologies including, but not limited to, earnings and multiple analysis, discounted cash flow method and third party valuations. In order to determine a fair value, these methods are applied to the latest information provided by the underlying Investment or other business counterparties (e.g., debt agents) such as last twelve months or forecast / budgeted EBITDA, sales, net income figures or forecast cash flows. Because of the inherent uncertainty in valuation, the estimated values may differ from the values that would be been used had a ready market for the securities existed, and the differences could be material.

Where the Adviser has determined that cost best approximates the fair value of the particular Private Credit Investment under consideration, the Adviser may approve such valuations.

c. Cash and Cash Equivalents

Pending investment in Private Credit Investments and in order to maintain liquidity, the Fund holds cash, including amounts held in foreign currencies, held in foreign currencies, in short-term interest bearing deposit accounts. At times, those amounts may exceed any applicable federally insured limits. The Fund has not experienced any losses in such accounts and does not believe that it is exposed to any significant credit risk on such accounts.

d. Foreign Currency Translation

The books and records of the Fund are maintained in U.S. Dollars. Generally, assets and liabilities denominated in currencies other than the U.S. Dollar are translated into U.S. Dollar equivalents using valuation date exchange rates, while purchases, realized gains and losses, income and expenses are translated at the transaction date exchange rates. As of March 31, 2018, the Fund’s investments were denominated as follows:

Currency	Number of investments
Australian Dollars	1
Euros	7

The Fund does not isolate the portion of the results of operations due to fluctuations in foreign exchange rates from changes in fair values of the investments during the year.

e. Forward Foreign Currency Exchange Contracts

The Fund may enter forward foreign currency exchange contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge or cross hedge against either specific transactions or portfolio positions. The objective of the Fund’s foreign currency hedging transactions is to reduce the risk that the U.S. Dollar value of the Fund’s foreign currency denominated investments will decline in value due to changes in foreign currency exchange rates. All forward foreign currency exchange contracts are “marked-to-market” daily at the applicable translation rates resulting in unrealized gains or losses. Realized gains or losses are recorded at the time the forward foreign currency exchange contract is offset by entering into a closing transaction or by the delivery or receipt of the currency. Risk may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. Dollar.

During the year ended March 31, 2018, the Fund entered into twelve long/short forward foreign currency exchange contracts. As disclosed in the Statement of Assets and Liabilities, the Fund had $24,896 in unrealized appreciation on forward foreign currency exchange contracts. As disclosed in the Statement of Operations, the Fund had $(54,121) in net realized losses and $24,896 change in net unrealized appreciation (depreciation) on forward foreign currency exchange contracts. The outstanding forward foreign currency exchange contract amounts at March 31, 2018 are representative of contract amounts during the year.

Partners Group Private Income Opportunities, LLC

(a Delaware Limited Liability Company)

Notes to Financial Statements – March 31, 2018 (continued)

2. Significant Accounting Policies (continued)

f. Investment Income

The Fund records distributions of cash or in-kind securities from a Private Credit Investment at fair value based on the information contained in distribution notices provided to the Fund by the Private Credit Investment when distributions are received. Thus, the Fund recognizes within the Statement of Operations its share of realized gains or (losses) and the Fund’s share of net investment income or (loss) based upon information received about distributions from Private Credit Investments. Unrealized appreciation (depreciation) on investments within the Statement of Operations includes the Fund’s share of unrealized gains and losses, realized undistributed gains/losses, and the Fund’s share of undistributed net investment income or (loss) from Private Credit Investments for the relevant period.

For certain transactions, the Fund accounts for particular income received as other income and transaction income. The other income includes transfer fees, amendment fees, unfunded fees and any other income which is not categorized as an item of interest income. The transaction income is an extraordinary item of income for certain Investments. It includes break-up fees, directors’ fees, financial advisory fees, topping fees, investment banking fees, monitoring fees, organizational fees, syndication fees, and any other fees payable to the Fund in connection with the purchase, monitoring or disposition of Fund investments or unconsummated transactions.

g. Fund Expenses

The Fund bears all expenses incurred in the business of the Fund on an accrual basis, including, but not limited to, the following: all costs and expenses related to portfolio transactions and positions for the Fund’s account; legal fees; accounting, auditing, and tax preparation fees; custodial fees; fees for data and software providers; costs of insurance; registration expenses; Board fees; and expenses of meetings of the Board.

h. Deferred Offering Costs

Offering costs in connection with the offering of Shares of the Fund consist primarily of fees and expenses incurred in connection with the offering of Shares, including legal, printing and other costs, as well as costs associated with the preparation and filing of the Fund’s registration statement. The Fund’s offering costs, whether borne by the Adviser or the Fund, are being capitalized and amortized over the 12-month period beginning on June 1, 2017 (the “Initial Closing Date”).

i. Organizational Costs

Organizational costs include costs relating to the formation and organization of the Fund. These costs are expensed as incurred. As of March 31, 2018, the Adviser incurred $189,412 in organizational costs on behalf of the Fund and such expenses are subject to reimbursement by the Fund to the Adviser.

j. Income Taxes

Effective January 1, 2017, the Fund filed an election with the Internal Revenue Service to be treated as an association taxable as a corporation for U.S. federal income tax purposes. Furthermore, effective January 1, 2017, the Fund intends to elect to be treated for U.S. federal income tax purposes and to qualify annually, as a regulated investment company (“RIC”) under the Internal Revenue Code of 1986, as amended (the “Code”). If the Fund were to fail to meet the requirements of Subchapter M of the Code to qualify as a RIC, and if the Fund were ineligible to or otherwise were not to cure such failure, the Fund would be subject to tax on its taxable income at corporate rates, whether or not distributed to Shareholders, and all distributions out of earnings and profits would be taxable to Shareholders as ordinary income. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before re-qualifying as a RIC that is accorded special tax treatment under Subchapter M of the Code. The Fund intends to comply with the requirements under Subchapter M of the Code and to distribute substantially all of its taxable income and gains to Shareholders and to meet certain diversification and income requirements with respect to its investments.

k. Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires the Fund to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in capital from operations during the reporting period. Actual results can differ from those estimates.

Partners Group Private Income Opportunities, LLC

(a Delaware Limited Liability Company)

Notes to Financial Statements – March 31, 2018 (continued)

2. Significant Accounting Policies (continued)

l. Disclosures about Offsetting Assets and Liabilities

The Fund is subject to Financial Accounting Standards Board’s (“FASB”) Disclosures about Offsetting Assets and Liabilities which requires an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position. The guidance requires retrospective application for all comparative periods presented.

For financial reporting purposes, the Fund does not offset derivative assets and liabilities that are subject to Netting Agreements (“MNA”) or similar arrangements in the Statement of Assets and Liabilities. The Fund has adopted the new disclosure requirements on offsetting in the following table which presents the Fund’s derivative assets by type, net of amounts available for offset under a MNA and net of the related collateral received by the Fund as of March 31, 2018:

Counterparty	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities	Collateral Pledged	Net Amount[1]
Bank of America	$24,896	$—	$—	$—	$24,896

[1]	Net amount represents the net amount receivable from the counterparty in the event of default.

m. Recently Adopted Accounting Pronouncement

In October 2016, the SEC adopted new rules and amended rules intended to modernize the reporting and disclosure of information by registered investment companies. In part, the new and amended rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X was August 1, 2017.

3. Fair Value Measurements

In conformity with U.S. GAAP, investments are classified in their entirety based on the lowest level of input that is significant to the fair value measurement. Estimated values may differ from the values that would have been used if a ready market existed or if the investments were liquidated at the valuation date. A three-tier hierarchy is used to distinguish between (1) inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund’s investments. The inputs are summarized in the three broad levels listed below:

•	Level 1 – Quoted prices are available in active markets for identical investments as of the measurement date. The type of investments included in Level 1 include marketable securities that are primarily traded on a securities exchange or over-the-counter. The fair value is determined to be the last sale price on the determination date, or, if no sales occurred on any such day, the mean between the closing bid and ask prices on such day. The Fund does not apply a blockage discount to the quoted price for these investments, even in situations where the Fund holds a large position and a sale could reasonably impact the quoted price.

•	Level 2 – Pricing inputs are other than quoted prices in active markets (i.e. Level 1 pricing) and fair value is determined through the use of models or other valuation methodologies through direct or indirect corroboration with observable market data. Investments which are generally included in this category include corporate notes, convertible notes, warrants and restricted equity securities. The fair value of legally restricted equity securities may be discounted depending on the likely impact of the restrictions on liquidity and the Adviser’s estimates.

•	Level 3 – Pricing inputs are unobservable for the investment and include situations where there is little, if any, market activity for the investment. The inputs into the determination of fair value require significant management judgment and/or estimation. Investments that are included in this category generally include equity and debt investments that are privately owned, as well as convertible notes and warrants that are not actively traded. The fair value for investments using Level 3 pricing inputs are based on the Adviser’s estimates that consider a combination of various performance measurements including the timing of the transaction, the market in which the investment operates, comparable market transactions, performance and projections and various performance multiples as applied to earnings before interest, taxes, depreciation and amortization or a similar measure of earnings for the latest reporting period and forward earnings, brokers quotes as well as discounted cash flow analysis.

Partners Group Private Income Opportunities, LLC

(a Delaware Limited Liability Company)

Notes to Financial Statements – March 31, 2018 (continued)

3. Fair Value Measurements (continued)

The following table presents the Fund’s Investments at March 31, 2018 measured at fair value. Due to the inherent uncertainty of valuations, estimated values may materially differ from the values that would have been used had a ready market for the securities existed.

Investments	Level 1	Level 2	Level 3	Total
Private Credit Investments:
Debt	$—	$—	$41,978,384	$41,978,384
Equity	—	—	316,065	316,065
Total Private Credit Investments*	$—	$—	$42,294,449	$42,294,449
Total Investments	$—	$—	$42,294,449	$42,294,449
Other Financial Instruments
Foreign Currency Exchange Contracts**	$24,896	$—	$—	$24,896
Total Foreign Currency Exchange Contracts	$24,896	$—	$—	$24,896

*	Private Credit Investments are detailed in Note 2.b.

**	Forward Foreign Currency Exchange Contracts are detailed in Note 2.e.

The following is a reconciliation of those investments in which significant unobservable inputs (Level 3) were used in determining value:

	Balance as of April 1, 2017	Realized gain/(loss)	Net change in unrealized appreciation/ (depreciation)	Gross purchases	Gross sales	Net amortization of premium/ discount	Net transfers in or out of Level 3	Balance as of March 31, 2018
Private Credit Investments:
Debt	$—	$103,880	$426,789	$42,915,918	$(1,486,778)	$18,575	$—	$41,978,384
Equity	—	—	2,620	313,445	—	—	—	316,065
Total Private Credit Investments	$—	$103,880	$429,409	$43,229,363	$(1,486,778)	$18,575	$—	$42,294,449

Transfers between levels of the fair value hierarchy are reported at the beginning of the reporting period in which they occur. For the year ended March 31, 2018, there were no transfers between levels.

The amount of the net change in unrealized appreciation for the year ended March 31, 2018 relating to investments in Level 3 assets still held at March 31, 2018 is $429,409, which is included as a component of net change in accumulated unrealized appreciation on investments on the Consolidated Statement of Operations.

The Valuation Procedures are implemented by the Adviser and State Street Bank and Trust Company, the Fund’s administrator (the “Administrator”), both the Adviser and the Administrator report to the Board. For third-party information, the Administrator monitors and reviews the methodologies of the various pricing services employed by the Fund. The Adviser employs valuation techniques for Private Credit Investments held by the Fund, which include discounted cash flow methods and market comparables. The Adviser and one or more of its affiliates may act as investment advisers to clients other than the Fund that hold Private Credit Investments held by the Fund. In such cases, the Adviser may value such Private Credit Investments in consultation with its affiliates. The valuations attributed to Private Credit Investments held by the Fund and other clients of the Adviser might differ as a result of differences in accounting, regulatory and other factors applicable to the Fund and the other clients.

Partners Group Private Income Opportunities, LLC

(a Delaware Limited Liability Company)

Notes to Financial Statements – March 31, 2018 (continued)

3. Fair Value Measurements (continued)

The following is a summary of quantitative information about significant unobservable valuation inputs approved by the Adviser for Level 3 Fair Value Measurements for investments held as of March 31, 2018:

Type of Security	Fair Value at March 31, 2018 (000’s)*	Valuation Technique(s)	Unobservable Input	Range (weighted average)
Private Credit Investments:
Debt	$5,986	Market comparable companies	Enterprise value to EBITDA multiple	10.29x - 15.25x (12.79x)
	$31,452	Broker quotes	Indicative quotes for an inactive market	n/a – n/a (n/a)
	$4,702	Recent financing	Recent transaction price	n/a – n/a (n/a)
Equity	$59	Market comparable companies	Enterprise value to EBITDA multiple	10.29x - 10.29x (10.29x)
	$257	Recent financing	Recent transaction price	n/a – n/a (n/a)

*	Level 3 fair value includes accrued interest.

Level 3 equity investments valued by using an unobservable input factor are directly affected by a change in that factor. For Level 3 debt investments, the Fund arrives at a fair value through the use of an earnings and multiples analysis and a discounted cash flows analysis which consider credit risk and interest rate risk of the particular investment. Significant increases or decreases in these inputs in isolation would result in a significantly lower or higher fair value measurement.

4. Distributions/Allocation of Shareholders Capital

The Fund contemplates declaring quarterly dividends each calendar year constituting all or substantially all of its investment company taxable income. From time to time, the Fund may also pay special interim distributions in the form of cash or Shares at the discretion of the Board. Unless Shareholders elect to receive distributions in the form of cash, the Fund intends to make its ordinary distributions in the form of additional Shares under a dividend reinvestment plan. Any distributions reinvested will nevertheless remain taxable to Shareholders that are U.S. persons.

5. Share Transactions/Subscription and Repurchase of Shares

Shares are generally offered for purchase as of the first day of each calendar month, except that Shares may be offered more or less frequently as determined by the Board in its sole discretion.

Pursuant to the conditions of an exemptive order issued by the SEC, and in compliance with Rule 12b-1 under the Investment Company Act, the Fund has adopted a Distribution and Service Plan (the “Distribution Plan”) with respect to its Class A Shares which allows the Fund to pay distribution fees for the promotion and distribution of its Class A Shares and the provision of personal services to holders of Class A Shares. Under the Distribution Plan, the Fund may pay as compensation up to 0.70% on an annualized basis of the Fund’s net asset value attributable to Class A Shares (the “Distribution Fee”) to the Fund’s distributor or other qualified recipients. The Distribution Fee is paid out of the Fund’s assets and decreases the net profits or increases the net losses of the Fund solely with respect to Class A Shares. Class I Shares are not subject to the Distribution Fee and do not bear any expenses associated therewith. In addition, subscriptions for Class A Shares may be subject to a sales load (the “Sales Load”) of up to 3.50% of the subscription amount. No Sales Load may be charged without the consent of the distributor.

Partners Group Private Income Opportunities, LLC

(a Delaware Limited Liability Company)

Notes to Financial Statements – March 31, 2018 (continued)

5. Share Transactions/Subscription and Repurchase of Shares (continued)

The Board may, from time to time and in its sole discretion, cause the Fund to repurchase Shares from Shareholders pursuant to written tenders by Shareholders at such times and on such terms and conditions as established by the Board. In determining whether the Fund should offer to repurchase Shares, the Board considers the recommendation of the Adviser, as well as a variety of other operational, business and economic factors. The Adviser anticipates recommending to the Board that, under normal circumstances, the Fund conducts quarterly repurchase offers for Shares having an aggregate value of no more than 5% of the Fund’s net assets on or about the first anniversary of the Initial Closing Date and each January 1st, April 1st, July 1st and October 1st. A 2.00% early repurchase fee will be charged by the Fund with respect to any repurchase of Shares from a Shareholder at any time prior to the day immediately preceding the first anniversary of the Shareholder’s purchase of such Shares.

Transactions in Fund Shares were as follows:

	For the year ended March 31, 2018
	Shares	Dollar Amounts
Class A Shares^
Sales	2	$10
Redemptions	—	—
Class exchanges	—	—
Net increase (decrease)	2	$10
Class I Shares(1)
Sale	9,586,451	$49,044,490
Redemptions	—	—
Reinvestments	56,464	290,078
Class exchanges	—	—
Net increase (decrease)	9,642,915	$49,334,568

^	Class A commenced operations on June 1, 2017.

(1)	Class I inception was on March 8, 2017, with an initial investment of $350,000 in exchange for 70,000 shares.

6. Investment Management Fee and Incentive Fee

The Adviser is responsible for providing day-to-day investment management services to the Fund, subject to the ultimate supervision of and subject to any policies established by the Board, pursuant to the terms of an investment management agreement with the Fund (the “Investment Management Agreement”). Under the Investment Management Agreement, the Adviser is responsible for developing, implementing and supervising the Fund’s investment program.

The Fund will pay the Adviser a monthly investment management fee (the “Investment Management Fee”) equal to 1.25% on an annualized basis of the Fund’s net asset value. The Investment Management Fee is paid to the Adviser out of the Fund’s assets, and therefore decreases the net profits or increases the net losses of the Fund. For the year ended March 31, 2018, the Adviser earned $308,976 in Investment Management Fees (subject to waiver, deferral or reduction under the expense limitation agreement).

In addition, at the end of each calendar quarter (and at certain other times), an incentive fee (the “Incentive Fee”) will be payable to the Adviser. The Incentive Fee is calculated and payable quarterly in arrears equal to 15% of the Fund’s “pre-incentive fee net investment income” for the immediately preceding quarter. For this purpose, “pre-incentive fee net investment income” means interest income, dividend income and any other income accrued during the calendar quarter, minus the Fund’s operating expenses for the quarter (including the Investment Management Fee, but excluding the Incentive Fee). For the year ended March 31, 2018 an aggregate Incentive Fee of $111,023 was earned by the Adviser.

Partners Group Private Income Opportunities, LLC

(a Delaware Limited Liability Company)

Notes to Financial Statements – March 31, 2018 (continued)

6. Investment Management Fee and Incentive Fee (continued)

In consideration of the services rendered by each Manager who was not an “interested person” of the Fund, as defined by the Investment Company Act (each, an “Independent Manager”), the Fund pays each Independent Manager an annual fee. Prior to January 1, 2018 that fee was at the rate of $20,000 per annum. Effective January 1, 2018, that fee was increased to $29,333 per annum. The Managers do not receive any pension or retirement benefits. The Fund also reimburses the Independent Managers expenses in connection with their services as Managers.

The Adviser has entered into an expense limitation agreement (the “Expense Limitation Agreement”) with the Fund dated March 20, 2017, whereby the Adviser has agreed to waive fees that it would otherwise be paid, and/or to assume expenses of the Fund (a “Waiver”), if required to ensure the Annual Net Expenses (excluding taxes, brokerage commissions, interest from borrowing, borrowing costs, certain transaction-related expenses arising out of investments made by the Fund, extraordinary expenses, the Incentive Fee and acquired fund fees and expenses) do not exceed 2.70% on an annualized basis with respect to the Class A Shares and 2.00% on an annualized basis with respect to the Class I Shares (the “Expense Limit”). For a period not to exceed three years from the date on which a Waiver is made, the Adviser may recoup amounts waived or assumed, provided (a) it is able to effect such recoupment and remain in compliance with the Expense Limit and (b) such recoupment does not cause the Fund’s expense ratio after recoupment to exceed the Fund’s net expense ratio in place at the time such amounts were waived. The Expense Limitation Agreement may be terminated by the Adviser or the Fund upon thirty days’ written notice to the other party.

During the year ended March 31, 2018, the Fund accrued $803,128 pursuant to the Expense Limitation Agreement that Partners Group has agreed to pay. These amounts may be subject to conditional repayment by the Fund as described above.

7. Affiliated Investments

Under Section 2(a)(3) of the Investment Company Act, a portfolio company is defined as “affiliated” if the Fund owns five percent or more of its outstanding voting securities. At March 31, 2018, the Fund did not hold any affiliated investments.

8. Accounting and Administration Agreement

The Administrator serves as administrator and accounting agent to the Fund and provides certain accounting, record keeping and investor related services. For these services the Administrator receives a fixed monthly fee, based upon average net assets, fees on portfolio transactions, as well as reasonable out of pocket expenses. For the year ended March 31, 2018, the Fund accumulated $243,193 in administration and accounting fees.

9. Investment Transactions

Total purchases of investments for the year ended March 31, 2018 amounted to $44,940,447. Total distribution proceeds from sale, redemption, or other disposition of investments for the year ended March 31, 2018 amounted to $3,229,111.

10. Indemnification

In the normal course of business, the Fund may enter into contracts that provide general indemnification. The Fund’s maximum exposure under these agreements is dependent on future claims that may be made against the Fund under such agreements, and therefore cannot be established; however, based on management’s experience, the risk of loss from such claims is considered remote.

11. Commitments

As of March 31, 2018, the Fund had funded $44,844,855 or 93.80% of the $47,809,275 of its total commitments to Private Credit Investments.

Partners Group Private Income Opportunities, LLC

(a Delaware Limited Liability Company)

Notes to Financial Statements – March 31, 2018 (continued)

12. Risk Factors

An investment in the Fund involves significant risks, including industry risk, liquidity risk, interest rate risk and economic conditions risk, that should be carefully considered prior to investing and should only be considered by persons financially able to maintain their investment and who can afford a loss of a substantial part or all of such investment. The Fund invests substantially all of its available capital in Private Credit Investments. Typically, Private Credit Investments are in restricted securities that are not traded in public markets and subject to substantial holding periods, so that the Fund may not be able to resell some of its holdings for extended periods, which may be several years. The Fund may have a concentration of Private Credit Investments in a particular industry or sector. Investment performance of the sector may have a significant impact on the performance of the Fund. The Fund’s investments are also subject to the risk associated with investing in private securities. The investments in private securities are illiquid, can be subject to various restrictions on resale, and there can be no assurance that the Fund will be able to realize the value of such investments in a timely manner.

Investments in Shares provide limited liquidity because Shareholders will not be able to redeem Shares on a daily basis because the Fund is a closed-end fund. Therefore investment in the Fund is suitable only for investors who can bear the risks associated with the limited liquidity of Shares and should be viewed as a long-term investment. No guarantee or representation is made that the investment objective will be met.

13. Tax Information

Distributions to shareholders are recorded on ex-dividend date. Income dividends and gain distributions are determined in accordance with income tax rules and regulations, which may differ from generally accepted accounting principles. Certain capital accounts in the financial statements have been adjusted for permanent book- tax differences. These adjustments have no impact on net asset values or results of operations.

The tax year of the fund is October 31.

For the tax year ended October 31, 2017, the Fund’s aggregate investment unrealized appreciation and depreciation based on cost for U.S. federal income tax purposes were as follows:

	Investments	Forward Foreign Currency Contracts
Tax Cost	$22,254,379	$5,470,630
Gross unrealized appreciation	560,210	24,896
Gross unrealized depreciation	(313,505)	—
Net unrealized investment appreciation	$246,705	$24,896

For the tax year ended October 31, 2017, the Fund made the following permanent book tax differences and reclasses:

Paid in capital excess of par value	$—
Distributions in excess of net investment income	12,046
Accumulated realized gain (loss)	(12,046)

For the tax year ended October 31, 2017, the components of distributable earnings on a tax basis are as follows:

Undistributed Ordinary Income	$299,436
Net Tax Appreciation/(Depreciation)	247,523

Partners Group Private Income Opportunities, LLC

(a Delaware Limited Liability Company)

Notes to Financial Statements – March 31, 2018 (continued)

13. Tax Information (continued)

ASC Topic 740, “Accounting for Uncertainty in Income Taxes” (“ASC 740”) provides guidance on the accounting for and disclosure of uncertainty in tax position. ASC 740 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Based on its analysis of its tax position for all open tax years (the current and prior years, as applicable), Management has concluded that the Fund does not have any uncertain tax positions that met the recognition or measurement criteria of ASC 740. Such open tax years remain subject to examination and adjustment by tax authorities.

14. Subsequent Events

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined there have not been any events that have occurred that would require adjustments or disclosures in the financial statements or the accompanying notes.

Partners Group Private Income Opportunities, LLC

(a Delaware Limited Liability Company)

Fund Expenses — for the period from October 1, 2017 through March 31, 2018 (Unaudited)

Example: As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase; and (2) ongoing costs, including management fees; distribution and/or service fees (12b-1 fees); and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds. The actual and hypothetical expense Examples are based on an investment of $1,000 invested at the beginning of a six month period and held through the year ended March 31, 2018.

Actual Expenses: The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes: The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on redemption/exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value (10/01/17)	Ending Account Value (03/31/18)	Expenses Paid During the Period*	Annualized Net Expense Ratio**, #
Actual
Class A Shares^	$1,000.00	$1,023.74	$ 9.89	1.96%
Class I Shares	$1,000.00	$1,025.50	$ 12.32	2.44%

	Beginning Account Value (10/01/17)	Ending Account Value (03/31/18)	Expenses Paid During the Period*	Annualized Net Expense Ratio**, #
Hypothetical (5% annual return before expenses)
Class A Shares^	$1,000.00	$1,015.20	$ 9.85	1.96%
Class I Shares	$1,000.00	$1,012.80	$ 12.24	2.44%

^	Class A commenced operations on June 1, 2017.

*	Expenses are calculated using to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the opening of business on October 1, 2017.

**	Annualized ratio of expenses to average net assets for the period from October 1, 2017 through March 31, 2018. The expense ratio includes the effect of expenses waived or reimbursed by the Fund’s investment adviser.

#	The actual and hypothetical expense examples include extraordinary fees and expenses that were not factored in the calculation of the Fund’s performance reflected in the Fund’s Prospectus as these extraordinary fees and expenses were not available when the Fund’s performance was calculated.

Partners Group Private Income Opportunities, LLC

(a Delaware Limited Liability Company)

Fund Management (Unaudited)

INDEPENDENT MANAGERS
NAME, ADDRESS AND YEAR OF BIRTH	POSITION(S) HELD WITH THE FUND	TERM OF OFFICE* AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS AND OTHER DIRECTORSHIPS** HELD BY MANAGER	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY MANAGER***
James F. Munsell Year of Birth: 1941 c/o Partners Group (USA) Inc. 1114 Avenue of the Americas 37th Floor New York, NY 10036	Chairman and Manager	Since inception	Senior Counsel, Cleary Gottlieb Steen & Hamilton LLP (2001-Present); Senior Managing Director, Brock Capital Group LLC (2008-Present).	2
Robert J. Swieringa Year of Birth: 1942 c/o Partners Group (USA) Inc. 1114 Avenue of the Americas 37th Floor New York, NY 10036	Manager	Since inception	Professor of Accounting, S.C. Johnson Graduate School of Management at Cornell University (1997-2015); Professor Emeritus of Accounting, S.C. Johnson Graduate School of Management at Cornell University (2015-Present); Director, The General Electric Company (2002-2016).	2
Lewis R. Hood, Jr. Year of Birth: 1956 c/o Partners Group (USA) Inc. 1114 Avenue of the Americas 37th Floor New York, NY 10036	Manager	Since inception	Retired; Managing Director and Chief Investment Officer (CIO Emeritus from 2014), ERISA Plans, Prudential Insurance Company of America (2002-2015).	2
Stephen G. Ryan Year of Birth: 1959 c/o Partners Group (USA) Inc. 1114 Avenue of the Americas 37th Floor New York, NY 10036	Manager	Since inception	Professor of Accounting, Stern School of Business, New York University (1995-Present).	2

*	Each Manager serves an indefinite term, until his or her successor is elected.

**	Includes any company with a class of securities registered pursuant to Section 12 of the Exchange Act of 1934, as amended (the “Exchange Act”), or subject to the requirements of Section 15(d) of the Exchange Act or any company registered under the Investment Company Act.

***	The Fund Complex consists of Partners Group Private Income Opportunities, LLC and Partners Group Private Equity (Master Fund), LLC.

Partners Group Private Income Opportunities, LLC

(a Delaware Limited Liability Company)

Fund Management (Unaudited) (continued)

INTERESTED MANAGERS AND OFFICERS
NAME, ADDRESS AND YEAR OF BIRTH	POSITION(S) HELD WITH THE FUND	TERM OF OFFICE* AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS AND OTHER DIRECTORSHIPS** HELD BY MANAGER	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY MANAGER OR OFFICER***
Robert Collins(1) Year of Birth: 1976 c/o Partners Group (USA) Inc. 1114 Avenue of the Americas 37th Floor New York, NY 10036	Manager; President	Indefinite length—since inception	Managing Director, Partners Group (2012–Present); Partners Group (2005–Present).	2
Justin Rindos Year of Birth: 1984 c/o Partners Group (USA) Inc. 1114 Avenue of the Americas 37th Floor New York, NY 10036	Chief Financial Officer	Indefinite length—since inception	Senior Vice President, Partners Group (2017–Present); Partners Group (2010–Present).	2
Brian Kawakami Year of Birth: 1950 c/o Partners Group (USA) Inc. 1114 Avenue of the Americas 37th Floor New York, NY 10036	Chief Compliance Officer	Indefinite length—since inception	Partner, Ascendant Compliance Management, Inc. (2009–2015); Manager, Brian Kawakami LLC (2015–Present).	2
Oliver Jimenez Year of Birth: 1972 c/o Partners Group (USA) Inc. 1114 Avenue of the Americas 37th Floor New York, NY 10036	Secretary	Indefinite length—since inception	Senior Vice President, Partners Group (2014–Present); Chief Compliance Officer, Partners Group (USA) Inc. (2014–Present); Partners Group (2014–Present); Chief Compliance Officer, Platinum Partners (2007–2014).	2

*	Each Manager serves an indefinite term, until his or her successor is elected.

**	Includes any company with a class of securities registered pursuant to Section 12 of the Exchange Act or subject to the requirements of Section 15(d) of the Exchange Act or any company registered under the Investment Company Act.

***	The Fund Complex consists of Partners Group Private Income Opportunities, LLC and Partners Group Private Equity (Master Fund), LLC.

(1)	Mr. Collins is deemed an “interested person” of the Fund due to his position as a Managing Director of the Adviser.

Partners Group Private Income Opportunities, LLC

(a Delaware Limited Liability Company)

Other Information (Unaudited)

Proxy Voting

The Fund is required to file Form N-PX, with its complete proxy voting record for the twelve months ended June 30, no later than August 31. The Fund’s Form N-PX filing is available: (i) without charge, upon request, by calling 1-877-748-7209 or (ii) by visiting the SEC’s website at www.sec.gov.

Availability of Quarterly Portfolio Schedules

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available, without charge and upon request, on the SEC’s website at www.sec.gov or may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Partners Group Private Income Opportunities, LLC

(a Delaware Limited Liability Company)

Other Information (Unaudited) (continued)

Privacy Policy

FACTS	WHAT DOES PARTNERS GROUP PRIVATE INCOME OPPORTUNITIES FUND, LLC DO WITH YOUR PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

•   Social Security number

•   account balances

•   account transactions

•   transaction history

•   wire transfer instructions

•   checking account information

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Partners Group Private Income Opportunities, LLC chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Partners Group Private Income Opportunities, LLC share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We do not share
For joint marketing with other financial companies	No	We do not share
For our affiliates’ everyday business purposes – information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We do not share
For our affiliates to market to you	No	We do not share
For nonaffiliates to market to you	No	We do not share

Questions?	Call 1-877-748-7209

Partners Group Private Income Opportunities, LLC

(a Delaware Limited Liability Company)

Other Information (Unaudited) (continued)

Privacy Policy (continued)

What we do
How does Partners Group Private Income Opportunities, LLC protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.
How does Partners Group Private Income Opportunities, LLC collect my personal information?

We collect your personal information, for example, when you

•     open an account

•     provide account information

•     give us your contact information

•     make a wire transfer

•     tell us where to send the money

We also collect your information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

•     sharing for affiliates’ everyday business purposes – information about your creditworthiness

•      affiliates from using your information to market to you

•      sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

European Union’s General Data Protection Regulation

In addition to the above information, where applicable, you have the following rights under the European Union’s General Data Protection Regulation (“GDPR”) and U.S. Privacy Laws, as applicable and to the extent permitted by law, to

•     Check whether we hold personal information about you and to access such data (in accordance with our policy)

•     Request the correction of personal information about you that is inaccurate

•     Have a copy of the personal information we hold about you provided to you or another “controller” where technically feasible

•     Request the erasure of your personal information

•     Request the restriction of processing concerning you

The legal grounds for processing of your personal information is for contractual necessity and compliance with law.

If you wish to exercise your rights, please contact:

Partners Group Private Income Opportunities, LLC

1114 Avenue of the Americas

37th Floor

New York, New York 10036

Attn: Chief Compliance Officer

You are required to ensure the personal information we hold about you is up-to-date and accurate and you must notify us of any changes to the personal data you provided to us.

Partners Group Private Income Opportunities, LLC

(a Delaware Limited Liability Company)

Other Information (Unaudited) (continued)

Privacy Policy (continued)

We retain your personal information for a period of at least five (5) years from the date on which you first invested in the Partners Group Private Income Opportunities, LLC for which personal data was provided or the date when you fully redeemed your investment. Thereafter, your personal information will be deleted (or otherwise erased or de-identified) any such personal data except as required or permitted by applicable law or regulation.

You also have the right to lodge a complaint with the appropriate regulatory authority with respect to issues you may have.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

•     Our affiliates include companies with a Partners Group name, such as Partners Group (USA) Inc., investment adviser to the Fund and other funds, and Partners Group AG.

Controller	“Controller” means the natural or legal person, public authority, agency or other body which, alone or jointly with others, determines the purposes and means of the processing of personal data; where the purposes and means of such processing are determined by European Union or European Member State law, the controller or the specific criteria for its nomination may be provided for by European Union or European Member State law.
Nonaffiliates

Companies not related by common ownership or control. They can be financial and nonfinancial companies.

•     Partners Group Private Income Opportunities, LLC does not share with nonaffiliates so they can market to you.

Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • Partners Group Private Income Opportunities, LLC does not jointly market.

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ITEM 2. CODE OF ETHICS.

(a) The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c) There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d) The registrant has not granted any waivers, during the period covered by this report, including an implicit waiver, from a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item's instructions.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

As of the end of the period covered by the report, the registrant's board of managers has determined that Mr. Robert J. Swieringa is qualified to serve as the audit committee financial expert serving on its audit committee and that he is "independent," as defined by Item 3 of Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Audit Fees

(a) The Fund commenced operations on April 1, 2017 and only has one year of fiscal operations. The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are not applicable (“N/A”) for 2017, and $120,000 for 2018. Seed audit fees in the amount of $15,000 were also paid.

Audit-Related Fees

(b) The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item are N/A for 2017 and $0 for 2018. The fees listed in item 4 (b) are related to out-of-pocket expenses in relation to the annual audit of the registrant.

Tax Fees

(c) The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are N/A for 2017 and $0 for 2018.

All Other Fees

(d) The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant other than the services reported in paragraphs (a) through (c) of this Item are N/A for 2017 and $0 for 2018.

(e)(1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

The Registrant's Audit Committee must pre-approve the audit and non-audit services of the Auditors prior to the Auditor's engagement.

(e)(2) The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b) 0%

(c) 0%

(d) 0%

(f) The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was less than fifty percent.

(g) The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was N/A for 2017 and $0 for 2018.

(h) The registrant's audit committee of the board of managers has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.

(a) Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The Proxy Voting Policies are attached herewith.

PROXY VOTING POLICY

Investment advisers registered with the SEC, and which exercise voting authority with respect to client securities, are required by Rule 206(4)-6 of the Advisers Act to (a) adopt and implement written policies and procedures that are reasonably designed to ensure that client securities are voted in the best interests of clients, which must include how an adviser addresses material conflicts that may arise between the adviser’s interests and those of its clients; (b) to disclose to clients how they may obtain information from the adviser with respect to the voting of proxies for their securities; (c) to describe to clients a summary of its proxy voting policies and procedures and, upon request, furnish a copy to its clients; and (d) maintain certain records relating to the adviser’s proxy voting activities when the adviser does have proxy voting authority.

Partners Group (USA) Inc. (the “Adviser”) is the investment manager to the Partners Group Private Income Opportunities, LLC (the “Fund”). All proxy voting responsibilities of the Fund are performed by the Adviser, with the assistance of the Administrator of the Fund. The Adviser utilizes Glass Lewis Europe Limited, a subsidiary of Glass Lewis & Co. ("Proxy Firm"), to administer the voting of the Fund's proxies.

This policy is designed to address the Adviser’s obligations with respect to the Fund under Rule 206(4)-6 of the Advisers Act.

The Adviser shall vote the proxies appurtenant to all shares of corporate stock or ownership interest owned by the Fund for which it serves as adviser, and the Adviser shall vote said proxies in accordance with the proxy voting policies set forth herein.

1.	Scope of Policy

The Adviser acts as fiduciary in relation to the portfolio of the Fund and the assets thus entrusted to the Adviser’s management. Where the assets placed in the Adviser’s care include shares of corporate stock or ownership interest, and except where the Fund has expressly reserved to itself or another party the duty to vote proxies, it is the Adviser’s duty as a fiduciary to vote all proxies relating to such shares.

The Adviser has an obligation to vote all proxies received from shares of corporate stock or ownership interest owned by its client accounts in the best interests of those clients.1 In voting these proxies, the Adviser may not be motivated by, or subordinate the Fund's interests, to its own objectives or those of persons or parties unrelated to the Fund. The Adviser will endeavor to exercise all appropriate and lawful care, skill, prudence and diligence in voting proxies, and shall vote all proxies relating to shares or ownership interests owned by the Fund and received by the Adviser. The Adviser shall not be responsible, however, for voting proxies that it does not receive in sufficient time to respond.

In order to carry out its responsibilities in regard to voting proxies, the Adviser will seek to track all shareholder/interest holder meetings convened by companies whose shares are held in the Fund, identify all material issues presented to shareholder/interest holders at such meetings, formulate a reasonable position on each such issue and ensure that proxies pertaining to all shares or ownership interests owned in client accounts are voted in accordance with such determinations.

In addition, the Adviser has engaged the services of the Proxy Firm, an independent third party, to cast proxy votes according to the Adviser’s established guidelines. The Proxy Firm will be required to promptly notify the Adviser of any proxy issues that do not fall under the guidelines set forth below. The Adviser does not believe that conflicts of interest will generally arise in connection with its proxy voting policies.

2.	Proxy Guidelines

The Adviser’s general policy is to support proposals that maintain or enhance (i) the economic value of the issuer and (ii) the rights and interests of shareholders/interest holders, and to oppose proposals that are inconsistent with these objectives. Accordingly, proxy proposals are typically handled as set forth below, provided that the Adviser may deviate from such general guidelines if it reasonably determines that doing so is in the best interest of shareholders/ interest holders in a particular case.

I.	Election of Board of Directors

•	The Adviser will generally vote in support of management’s nominees for the board of directors, and in favor of proposals that support board independence.

II.	Appointment of Independent Auditors

•	The Adviser will generally support the recommendation of the relevant board of directors.

1	For purposes of this policy, opportunities to vote on matters raised in connection with the Fund investments or direct private investments are considered to be proxies.

III.	Issues of Corporate Structure and Shareholder/Interest Holder Rights

•	The Adviser generally supports proposals designed to maintain or enhance shareholder/interest holder rights and/or value, such as the following:

o	Management proposals for approval of stock/interest repurchase programs or stock splits (including reverse splits).

o	Proposals supporting shareholder/interest holders rights (i) to vote on shareholder/interest holder rights plans (poison pills), (ii) to remove supermajority voting provisions and/or (iii) to call special meetings and to act by written consent.

•	The Adviser does not support obstacles erected by corporations to prevent mergers or takeovers, as it considers that such actions may depress the corporation’s marketplace value. Accordingly, the Adviser generally votes against management on proposals such as the following:

o	Anti-takeover and related provisions that serve to prevent the majority of shareholder/interest holders from exercising their rights or effectively deter appropriate tender offers and other offers.

o	Shareholder/interest holder rights plans (poison pills) that allow the board of directors to block appropriate offers to shareholder/interest holders or which trigger provisions preventing legitimate offers from proceeding.

o	Reincorporation in a jurisdiction which has more stringent anti-takeover and related provisions.

o	Change-in-control provisions in non-salary compensation plans, employment contracts, and severance agreements which benefit management and would be costly to shareholder/interest holders if triggered.

o	Establishment of classified boards of directors.

•	The Adviser generally votes against management on proposals such as the following, which have potentially substantial financial or best interest impact:

o	Capitalization changes that add “blank check” classes of stock or classes that dilute the voting interests of existing shareholder/interest holders.

o	Amendments to bylaws which would require super-majority shareholder/interest holder votes to pass or repeal certain provisions.

o	Elimination of shareholder/interest holders’ right to call special meetings.

o	Excessive compensation.

o	“Other business as properly comes before the meeting” proposals which extend “blank check” powers to those acting as proxy.

o	Proposals requesting re-election of insiders or affiliated directors who serve on audit, compensation, and nominating committees.

IV.	Mergers and Acquisitions

•	The Adviser evaluates Mergers and Acquisitions on a case-by-case basis, and will use its discretion to vote in a manner that it believes will maximize shareholder/interest holder value.

V.	Executive and Director Equity-Based Compensation

•	The Adviser is generally in favor of properly constructed equity-based compensation arrangements. The Adviser will support proposals that provide management with the ability to implement compensation arrangements that are both fair and competitive. However, the Adviser may oppose management proposals that could potentially significantly dilute shareholder/interest holders’ ownership interests in the corporation, or which it considers unreasonable.

VI.	Corporate Social and Policy Issues

•	With respect to the wide variety of corporate and social policy issues for which voting may be required, the Adviser generally supports proposals that are designed to enhance the economic value of the issuer, provided such policies are not inconsistent with the principles of socially responsible investing adopted by the Adviser.

VII.	Matters Arising in Respect of Private Market Investments

•	Matters arising in respect of direct investments will be considered on a case-by-case basis. The Adviser will vote on or consent to such matters in a manner that is consistent with the general policy and principles outlined above. The basis for the voting decision and any recommendation the Adviser may receive from its affiliates or advisers, including the basis for the determination that the decision is in the best interests of the Fund and the Adviser’s other clients, shall be formalized in writing.

3.	Conflicts

From time to time, the Adviser will review a proxy which presents a potential material conflict. As a fiduciary to its clients, the Adviser takes these potential conflicts very seriously. While the Adviser’s only goal in addressing any such potential conflict is to ensure that proxy votes are cast in the clients’ best interests and are not affected by the Adviser’s potential conflict, there are a number of courses the Adviser may take including, but not limited to, delegating the vote to the Proxy Firm. The final decision about which course to follow shall be made by the Adviser’s investment committee.

When the matter clearly corresponds to one of the proposals enumerated above, casting a vote which simply follows the Adviser’s pre-determined policy would eliminate the Adviser’s discretion on the particular issue and hence avoid the conflict.

In other cases, where the matter presents a potential material conflict and is not clearly within one of the enumerated proposals, or is of such a nature that the Adviser believes more active involvement is necessary, the Adviser may delegate the vote to the Proxy Firm to determine the appropriate vote.

Alternatively, in certain situations the Adviser’s investment committee may determine that delegating the vote to the Proxy Firm is unfeasible, impractical or unnecessary. In such situations, the investment committee shall make a decision about the voting of the proxy. The basis for the voting decision, and any recommendation the Adviser may receive from its affiliates or advisers, including the basis for the determination that the decision is in the best interests of the Fund and the Adviser’s other clients, shall be formalized in writing.

4.	Proxy Voting Procedures

The following describes the standard procedures that are to be followed with respect to carrying out the Adviser's proxy policy. The execution of these procedures may be delegated in whole or in part.

1.	When a proxy vote is called for, all relevant information in the proxy materials will be recorded by the Adviser in a database.

2.	The Adviser will confirm the Fund's holdings of the securities and that the Fund is eligible to vote.

3.	The Adviser will review the proxy and if necessary compile information relating to such proxy. The Adviser will consider whether there are any conflicts or other issues that warrant the delegating the vote to the Proxy Firm.

4.	In determining how to vote, the Adviser will consider the guidelines set forth above, the Adviser’s knowledge of the company, and the recommendations (if any) put forth by the Proxy Firm or an affiliate.

5.	The Adviser will maintain the documentation that supports its voting position. In particular, as to non-routine, materially significant or controversial matters, such documentation will describe the position taken, why that position is in the best interest of the Fund, an indication of whether the Adviser supported or did not support management and/or any other relevant information.

6.	After the proxy is completed but before it is returned to the issuer and/or its agent, the Adviser may review the proxy to determine that the appropriate documentation has been created, including conflict of interest screening.

7.	The Adviser will endeavor to submit its vote on all proxies in a timely fashion, in sufficient time for the vote to be lodged to the extent the Adviser has had an opportunity to follow its Proxy Policy.

8.	The Adviser will retain (i) a copy of each proxy statement that the Adviser receives regarding the Fund's securities; (ii) a record of each vote cast by the Adviser on behalf of the Fund; (iii) a copy of any document created by the Adviser that was material to making a decision how to vote proxies on behalf of the Fund or that memorializes the basis for that decision; (iv) a copy of each written client request for information on how the Adviser voted proxies on behalf of the Fund, and (v) a copy of any written response by the Adviser to any (written or oral) client request for information on how the Adviser voted proxies on behalf of the requesting Fund investor.

9.	The Adviser will periodically review these policies and procedures to ensure compliance.

5.	Obtaining proxy voting information

To obtain information on how the Adviser voted proxies, Fund investors may contact:

Partners Group Private Income Opportunities, LLC

1114 Avenue of the Americas, 37th Floor

New York, NY 10036

Attn:	Chief Compliance Officer

Re:	Proxy voting information request

6.	Recordkeeping

The Fund and Adviser shall retain their (i) proxy voting policies and procedures; (ii) proxy statements received regarding portfolio securities of the Fund; (iii) records or votes it casts on behalf of the Fund; (iv) records of Fund investor requests for proxy voting information and responses to such requests, and (v) any documents prepared by the Adviser that are material in making a proxy voting decision. Such records may be maintained with a third party, such as the Proxy Firm, that will provide a copy of the documents promptly upon request.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a)(1) Identification of Portfolio Manager(s) or Management Team Members and Description of Role of Portfolio Manager(s) or Management Team Members

The following table provides biographical information about the members of the Investment Committee of Partners Group (USA) Inc. (the "Adviser"), who are primarily responsible for the day-to-day portfolio management of the Partners Group Private Income Opportunities, LLC as of June 8, 2018.

Name of Investment Committee Member	Title	Length of Time of Service to the Fund	Business Experience During the Past 5 Years	Role of Investment Committee Member
Hal Avidano	Managing Director	Since 2016	Managing Director (2017-Present) Senior Vice President, Partners Group (2013-2017); Partners Group (2008-Present).	Portfolio Management
Robert M. Collins	Managing Director	Since 2014	Managing Director, Partners Group (2012-Present); Partners Group (2005-Present); Director, Partners Group (USA) Impact (2014-Present); Director, Partners Group (USA) Inc. (2014-2018).	Portfolio Management
Scott Essex	Partner	Since Inception	Partner, Partners Group (2016-Present); Partners Group (2007-Present); Director, Partners Group (USA) Inc. (2014-2018).	Portfolio Management
Joel Schwartz	Managing Director	Since 2015	Managing Director, Partners Group (2013-Present); Director, Partners Group (USA) Inc. (2014-2018).	Portfolio Management
Anthony Shontz	Managing Director	Since 2012	Managing Director, Partners Group (2015-Present); Partners Group (2007-Present); Director, Partners Group (USA) Inc. (2018-Present).	Portfolio Management

(a)(2) Other Accounts Managed by Portfolio Manager(s) or Management Team Member and Potential Conflicts of Interest

The following table provides information about portfolios and accounts, other than the Partners Group Private Income Opportunities, LLC, for which the members of the Investment Committee of the Investment Adviser are primarily responsible for the day-to-day portfolio management as of March 31, 2018:

	Number of Other Accounts Managed and Total Value of Assets by Account Type for Which There is No Performance-Based Fee			Number of Other Accounts and Total Value of Assets for Which Advisory Fee is Performance-Based
	Registered investment companies	Other pooled investment vehicles	Other accounts	Registered investment companies	Other pooled investment vehicles	Other accounts
Hal Avidano	Zero accounts	Zero accounts	Zero accounts	One registered investment company with a value of $3.297 billion	Three pooled investment vehicles with a value of $257.777 million	Twenty-eight accounts with a value of $2.647 billion
Robert M. Collins	Zero accounts	Zero accounts	Zero accounts	One registered investment company with a value of $3.297 billion	Three pooled investment vehicles with a value of $257.777 million	Twenty-eight accounts with a value of $2.647 billion
Scott Essex	Zero accounts	Zero accounts	Zero accounts	One registered investment company with a value of $3.297 billion	Three pooled investment vehicles with a value of $257.777 million	Twenty-eight accounts with a value of $2.647 billion
Joel Schwartz	Zero accounts	Zero accounts	Zero accounts	One registered investment company with a value of $3.297 billion	Three pooled investment vehicles with a value of $257.777 million	Twenty-eight accounts with a value of $2.647 billion
Anthony Shontz	Zero accounts	Zero accounts	Zero accounts	One registered investment company with a value of $3.297 billion	Three pooled investment vehicles with a value of $257.777 million	Twenty-eight accounts with a value of $2.647 billion

Potential Conflicts of Interests

Members of the Portfolio Management Team are involved in the management of other accounts, including proprietary accounts, separate accounts and other pooled investment vehicles. Members of the Portfolio Management Team may manage separate accounts or other pooled investment vehicles that may have materially higher or different fee arrangements than the Fund and the Master Fund and may also be subject to performance-based fees. The side-by-side management of these separate accounts and pooled investment vehicles may raise potential conflicts of interest relating to cross trading and the allocation of investment opportunities.

The Adviser has a fiduciary responsibility to manage all client accounts in a fair and equitable manner. The Adviser seeks to provide best execution of all securities transactions and to allocate investments to client accounts in a fair and reasonable manner. To this end, the Adviser has developed policies and procedures designed to mitigate and manage the potential conflicts of interest that may arise from side-by-side management.

(a)(3) Compensation Structure of Portfolio Manager(s) or Management Team Members

The Adviser is a wholly-owned subsidiary of Partners Group Holding AG (“Partners Group Holding”) and an affiliate of Partners Group AG, the principal operating subsidiary of Partners Group Holding. Partners Group Holding is a listed company with a major ownership by its partners and employees. The ownership structure is designed to motivate and retain employees.

The Portfolio Management Team and other employees of the Adviser are compensated with a fixed annual salary, which is typically supplemented by an annual bonus based on individual and team performance. Key professionals, including the Portfolio Management Team, are additionally compensated through equity participation in Partners Group Holding.

This equity ownership is structured in a manner designed to provide for long-term continuity. Accordingly, the vesting parameters of equity incentives are rather stringent. Any equity or option holder intending to leave the firm has the obligation to render his or her unvested interest back to the company, either in the form of equity shares or options depending upon the extent of ownership interest. As a result, the Adviser believes that members of the Portfolio Management Team have a strong interest to remain with the firm over the long term.

(a)(4) Disclosure of Securities Ownership

The following table sets forth the dollar range of equity securities beneficially owned by each member of the Investment Committee of the Adviser indirectly in Partners Group Private Income Opportunities, LLC as of March 31, 2018:

Investment Committee Member	Dollar Range of Fund Shares Beneficially Owned
Hal Avidano	None
Robert M. Collins	$100,001-$500,000
Scott Essex	None
Joel Schwartz	None
Anthony Shontz	None

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of managers, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17CFR 229.407), or this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. DISCLOSURES OF SECURITIES AND LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

During the most recent fiscal year the Fund has not been engaged in security lending activities.

ITEM 13. EXHIBITS

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	Partners Group Private Income Opportunities, LLC

By (Signature and Title)*	/s/ Robert M. Collins
Robert M. Collins, President &
Chief Executive Officer
(Principal Executive Officer)

Date:	June 8, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Robert M. Collins
Robert M. Collins, President &
Chief Executive Officer
(Principal Executive Officer)

Date:	June, 8, 2018

By (Signature and Title)*	/s/ Justin Rindos
Justin Rindos, Chief Financial Officer
(Principal Financial Officer)

Date:	June 8, 2018

*	Print the name and title of each signing officer under his or her signature.